UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        October 29, 2013
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054
(Address of Principal Executive Offices, including zip code)

        (856) 505-8800
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K foiling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 30, 2013, inTEST Corporation (the "Company") issued a press release and held a webcast conference call (as previously announced) regarding its financial results for the third quarter ended September 30, 2013. The Company's press release is furnished as Exhibit 99.1 and the textual representation of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2013, the Compensation Committee of the Board of Directors of inTEST Corporation approved the issuance of restricted stock awards to our named executive officers as follows:

Named Executive Officer	Title	# of Restricted Shares Issued (1)
Robert E. Matthiessen	President and Chief Executive Officer	15,000
Hugh T. Regan, Jr.	Treasurer, Secretary and Chief Financial Officer	15,000
James Pelrin	Vice President and General Manager - Thermal Products Segment	10,000
(1)	These shares were issued pursuant to the Company's 2007 Stock Plan and will vest in increments of 25% annually over four years beginning on October 29, 2014.

Item 9.01.    Financial Statements and Exhibits

A list of the Exhibits which are required by Item 601 of Regulation S-K is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   October 31, 2013

Exhibit Index

99.1  Press Release dated October 30, 2013 regarding 2013 Third Quarter Financial Results
99.2  Textual representation of conference call